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                                                                 EXHIBIT 10.3(b)

                                FIRST AMENDMENT
                                      TO
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT



     FIRST AMENDMENT, dated as of July 15, 1997, among SUMMIT BANK, a New Jersey Banking Corporation ("Lender"); and CYBEX INTERNATIONAL, INC., CYBEX FINANCIAL CORPORATION, EAGLE PERFORMANCE SYSTEMS, INC., CYBEX FITNESS GERATE VERTRIEBS, GMBH, GENERAL MEDICAL EQUIPMENT LIMITED, LUMEX BED SYSTEMS, TROTTER INC., and TROTTER HOLDING COMPANY (collectively, the "Borrowers").

                                  BACKGROUND
                                  ----------

     The Lender and the Borrowers have heretofore entered into the Amended and Restated Loan and Security Agreement dated June 16, 1997 (the "Loan Agreement"). All capitalized terms utilized herein and not otherwise defined have the respective meaning indicated in the Loan Agreement. Pursuant to Section 5 of the Loan Agreement, the Borrowers have granted to the Lender, to secure payment and performance of all Obligations, a continuing security interest in the Collateral. The parties desire to enter into this First Amendment, to clarify and confirm the exclusion of certain specific property from the Collateral.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. The proviso in the lead-in paragraph of Section 5 of the Loan Agreement is hereby amended to read in its entirety as follows:

          provided, that the Collateral specifically excludes (1) all leases, security agreements and other chattel paper now or hereafter assigned, sold, transferred or pledged as security to a third party or financed with a third party, in each case other than the Lender (collectively, the "Excluded Chattel Paper"), (2) all equipment, all machinery, all other personal property and all other collateral or security described in the Excluded Chattel Paper (collectively, the "Excluded Equipment"), (3) all contract rights, rentals, accounts, general intangibles and other income related to or arising from the Excluded Chattel Paper or the Excluded Equipment, and (4) all other rights, remedies and interests of the Borrowers relating to or arising from the Excluded Chattel Paper or the Excluded Equipment and all cash and non-cash proceeds of the foregoing:

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     2.   Amendments to Financing Statements.   The Lender agrees to execute
          ----------------------------------
appropriate amendments to the outstanding financing statements, as required to reflect the foregoing amendment to the Loan Agreement.

     3.   References to Leases.   All references to leases in Sections 9.7,
          --------------------
9.8(a), 9.9(h) and (i) and 9.10(c) of the Loan Agreement shall include chattel paper relating to equipment sold by Borrowers with a retained security interest.

     4.   Confirmation of Obligations.    This First Amendment is made
          ---------------------------
supplemental to and a part of the Loan Agreement. Except as expressly amended and modified by this First Amendment, the Loan Agreement and all other Financing Agreements, are hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the date first above written.


                         SUMMIT BANK

                         By:  /s/ Adrian M. Marquez
                              ---------------------------------

                         CYBEX INTERNATIONAL, INC.

                         By:  /s/ William S. Hurley
                              ---------------------------------

                         CYBEX FINANCIAL CORPORATION

                         By:  /s/ William S. Hurley
                              ---------------------------------

                         EAGLE PERFORMANCE SYSTEMS, INC.

                         By:  /s/ William S. Hurley
                              ---------------------------------

                         CYBEX FITNESS GERATE VERTRIEBS, GMBH

                         By:  /s/ William S. Hurley
                              ---------------------------------

                                      -2-
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                         GENERAL MEDICAL EQUIPMENT LIMITED

                         By:  /s/ William S. Hurley
                              ---------------------------------

                         LUMEX BED SYSTEMS

                         By:  /s/ William S. Hurley
                              ---------------------------------

                         TROTTER INC.

                         By:  /s/ William S. Hurley
                              ---------------------------------

                         TROTTER HOLDING COMPANY

                         By:  /s/ Arthur W. Hicks, Jr.
                              ---------------------------------

                                      -3-